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                  AMENDMENT TO LICENSE AGREEMENT

     This Amendment to License Agreement ("Amendment") is entered into as of April 1, 1999, by and between BUKWANG PHARM. IND. CO., LTD., with its principal offices at 398-01, Daebang-Dong, Dongjak-Ku, Seoul 156-020, Korea ("Bukwang") and TRIANGLE PHARMACEUTICALS, INC., with its principal offices located at 4 University Place, 4611 University Drive, Durham, North Carolina 27707 ("Triangle") and amends certain terms of that certain License Agreement, dated as of February 27, 1998, between Bukwang and Triangle (the "Agreement"). Capitalized terms not defined herein shall have the meanings given them in the Agreement.

                         RECITALS

     A. Bukwang and Triangle have previously entered into the Agreement, pursuant to which Bukwang has licensed certain patent rights and know-how to Triangle relating to a compound known as L-FMAU.

     B. As part of its diligence efforts in respect of L-FMAU, Triangle is required to conduct 3-month toxicity studies in two species of animals and has commenced such toxicity studies in [***] and [***].

     C. Bukwang and Triangle desire to amend certain terms of the Agreement relating to such toxicity studies, as set forth in this Amendment.

     NOW, THEREFORE, for good and valuable consideration, Triangle and Bukwang hereby agree as follows:

     1.  AMENDMENTS.  The Agreement is hereby amended as follows:

         (a) SECTION 6.1. In the third sentence of Section 6.1, delete the phrase "3-month" and replace it with the phrase [***].

         (b) SECTION 6.1. At the end of the fifth sentence of Section 6.1, change the period (".") to a semi-colon (";") and insert the following proviso immediately thereafter: "provided, however, that Triangle shall be responsible for [***] percent ([***]%) of all costs resulting from extending the length of such toxicity studies from 3-months to [***]."

     2. GENERAL TERMS. The Agreement, as amended by this Amendment, constitutes the entire agreement between Bukwang and Triangle or regarding the subject matters contained therein and herein. In the event of any conflict between the provisions of the Agreement and this Amendment, the provisions of this Amendment shall govern and control. This Amendment shall be governed by, and construed in accordance with, the laws of the [***] without regard to its conflicts of laws

[***] Confidential Treatment Requested

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         principles. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. If any provision of this Amendment is for any reason held to be ineffective, unenforceable or illegal, such condition shall not affect the validity or enforceability of any of the remaining portions hereof; provided, further, that the parties shall negotiate in good faith to replace any ineffective, unenforceable or illegal provision with an effective replacement as soon as is practicable.

         IN WITNESS WHEREOF, Bukwang and Triangle have each executed this Amendment through an authorized officer as of the date written below.

                                       BUKWANG PHARM. IND. CO., LTD.

                                       By:    /s/ S.K. Lee
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                                       Its:  Managing Director
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                                       Date: Apr. 13, 1999
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                                       TRIANGLE PHARMACEUTICALS, INC.

                                       By:    /s/ Chris A. Rallis
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                                       Its:  Vice President, Bus. Dev.
                                             ------------------------------
                                       Date: April 2, 1999
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